SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 27, 2001
                                                         ---------------

                      CREATIVE PRODUCTS INTERNATIONAL, INC.
              -----------------------------------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                  000-27615                 52-2158936
        ------------------------------------------------------------------
        (STATE OR OTHER          (COMMISSION             (IRS  EMPLOYER
        JURISDICTION OF          FILE NUMBER)          IDENTIFICATION NO.)
        FORMATION)



                      4801 AURORA AVE. N. SEATTLE, WA   98103
                      ---------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)



         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 206-264-1005
                                                            ------------



          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)



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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
          -------------------------------------------------

     Peterson Sullivan was dismissed as the independent accountants for the Company. The reports of Peterson Sullivan on the financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     For the two most recent fiscal years and subsequent quarterly reports there have been no disagreements between the Company and Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Peterson Sulllivan to make a reference thereto in its report on the Company's financial statements for such period. Further, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

     The Company has requested that Peterson Sullivan furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Peterson Sullivan agrees with the above statements. A copy of such letter is attached as an exhibit to this Report on Form 8-K.

     The Company has engaged Colabella & Company as its new independent accountants. The Company has not consulted with Colabella & Company regarding
(i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Colabella & Company, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).


ITEM  7.  FINANCIAL  STATEMENTS, PRO FORMA  FINANCIAL  STATEMENTS AND EXHIBITS.
          ---------------------------------------------------------------------

     (c)  Exhibits

     (1)  Letter of Peterson Sullivan to the Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                         CREATIVE PRODUCTS INTERNATIONAL, INC.


                                             /s/  Susan  A.  Schreter
                                             -----------------------------------
                                             Name:  Susan  A.  Schreter
                                             Title:  Chairman  and  CEO


Dated:  August 27, 2001